EQUIPOINTE FUNDS

                             Equipointe Action Fund

     Supplement Dated July 22, 2005 to the Prospectus dated January 21, 2005

      At a meeting held on July 20, 2005, the Board of Trustees of Equipointe Funds (the "Trust") determined that Equipointe Action Fund (the "Action Fund") is not economically viable at this time and does not have prospects to become economically viable in the foreseeable future. Accordingly, the Board of Trustees unanimously authorized the investment adviser to redeem all shareholder accounts and cease investment operations of the Action Fund effective August 1, 2005. In conjunction with approving the cessation of investment operations of the Action Fund, the Board of Trustees further determined to cease offering shares of the Action Fund effective on the date of publication of this Supplement.

      The Board of Trustees has also directed the orderly sale of investments in the Action Fund thereby converting the Action Fund to a 100% cash position. It is expected that the conversion to a 100% cash position will occur on or shortly after July 22, 2005. Shareholders are encouraged to redeem shares immediately since the Action Fund will shortly be in a 100% cash position. All redemptions will occur at the net asset value next determined, as required by law. A prompt redemption by you will serve to avoid any additional operating expenses within the Action Fund during this process.

      You may also exchange your shares in the Action Fund for shares in the Equipointe Growth and Income Fund without cost or charge. An exchange from one fund to another is not, however, tax-free and is treated the same as an ordinary sale and purchase for federal income tax purposes and possibly for state tax purposes as well. You will realize a capital gain or loss, as the case may be, on an exchange.

      You can contact the Action Fund's transfer agent at 1-800-841-0380 to request the Equipointe Growth and Income Prospectus and to initiate an exchange. Written exchange and redemption requests may also be sent via facsimile to (480) 948-1195 or via U.S. mail or overnight delivery to: Equipointe Funds, 8700 E. Northsight Blvd., Suite 150, Scottsdale, AZ 85260. Written request should include the Action Fund's name, your account number, the name(s) in which the account is registered and instructions to redeem or exchange your shares. Include the signatures of all registered account holders and any additional documents that may be required.

      Inquiries may be directed to the Trust's transfer agent toll free at 1-800-841-0380.